UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                     |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


|_|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|X|  Soliciting Material pursuant to ss.240.14a-12

                               Hughes Supply, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous fling by registration statement number or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:_______________________________________________

     (2)  Form, Schedule or Registration Statement No.:_________________________

     (3)  Filing party:_________________________________________________________

     (4)  Date filed:___________________________________________________________

THIS FILING CONSISTS OF MATERIALS SENT TO EMPLOYEES REGARDING THE PROPOSED
MERGER.


TO:    All Hughes Supply Employees

FROM:  Tom Morgan, President and CEO

DATE:  January 27, 2006

RE:    Employee Update

--------------------------------------------------------------------------------

One of the areas of primary importance for Hughes Supply and The Home Depot Supply is determining the organizational structure that will best position us to move forward. We anticipate there will be 18 leadership positions that will be named within the next few weeks.

Since the Integration Management Office was formed, we have made significant headway in forming the integration teams and introducing the team leaders from Hughes to our counterparts at The Home Depot Supply. This week, several integration teams met and began the planning process with their Home Depot Supply counterparts. To date, we have 90 Hughes people dedicated to this effort and a similar number on The Home Depot side. The number of people involved will likely increase as the project gathers momentum and we need to tap into additional resources. Next week all the business and functional integration team members will gather together for a combined meeting with The Home Depot Supply integration team members on February 1st -2nd for an official kick-off meeting We are fully participating in the integration planning process, and our experience and opinions are being given ample consideration.

During this process, we need to make sure we are carefully adhering to our rules of engagement, which specify the kinds of materials we are allowed to share at this time. If you have any questions about the integration process or the information-sharing guidelines, please contact either the Business or Functional Team Leaders for your areas or Arleen Llerandi, Vice President, Business Integration at 407-822-2989. You will find a list of our integration leaders below, along with our rules of engagement, for your reference.

On January 13th, we made the required filings with the U.S. Department of Justice for Hart-Scott-Rodino (HSR) approval and today we filed our preliminary proxy statement with the Securities and Exchange Commission (SEC) for the Special Meeting of Shareholders. As you can see, we are making a lot of progress in obtaining the necessary regulatory and shareholder approval to close the merger as soon as possible.

In various discussions with Hughes Supply associates, Joe DeAngelo, Executive Vice President, The Home Depot Supply, has expressed his plans to maintain offices in Atlanta and Orlando for the foreseeable future, and has reaffirmed the company's intention to keep Hughes Supply's headquarters in Orlando once the merger closes.

We will continue to keep you updated with information as it develops. Thank you and keep up the great work.

ACTION: Please share this information and the accompanying attachments with all employees as soon as possible.

In connection with the proposed merger, Hughes Supply will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Hughes Supply at the Securities and Exchange Commission's Web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from Hughes Supply by directing such request to Hughes Supply, Attention: Investor Relations, telephone: (407) 822-2139.

Hughes Supply and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of Hughes Supply's participants in the solicitation is set forth in Hughes Supply's preliminary proxy statement dated January 27, 2006 for its 2006 Special Meeting of Shareholders, filed with the Securities and Exchange Commission, relating to the merger.

                              [Hughes Supply logo]

                          INTEGRATION MANAGEMENT OFFICE

--------------------------------------------------------------------------------


---------------------------------------------- ---------------------------------
HUGHES INTEGRATION LEADER                      Arleen Llerandi
---------------------------------------------- ---------------------------------

BUSINESS INTEGRATION LEADERS:
-----------------------------

---------------------------------------------- ---------------------------------
Water & Sewer                                  Annie Diaz-Toro
---------------------------------------------- ---------------------------------
MRO                                            Mike LeClair
---------------------------------------------- ---------------------------------
Building Materials                             Joe Davenport
---------------------------------------------- ---------------------------------
Plumbing/HVAC                                  Suzanne Staley
---------------------------------------------- ---------------------------------
Utilities                                      Rick Reeth
---------------------------------------------- ---------------------------------
Electrical                                     Kelly Shaw
---------------------------------------------- ---------------------------------
Industrial PVF                                 Rob Broyles
---------------------------------------------- ---------------------------------

FUNCTIONAL INTEGRATION LEADERS:
-------------------------------

---------------------------------------------- ---------------------------------
Human Resources                                Jay Romans, Shannon Schmid
---------------------------------------------- ---------------------------------
Information Technology                         Tom Ward, Terri Coalburn
---------------------------------------------- ---------------------------------
Finance / Tax / Treasury                       Jay Clark
---------------------------------------------- ---------------------------------
Shared Services                                Darien Pate
---------------------------------------------- ---------------------------------
Legal                                          Ken Veneziano
---------------------------------------------- ---------------------------------
Operations                                     Jonathan House
---------------------------------------------- ---------------------------------
Purchasing                                     Bob Machaby, Jennifer York
---------------------------------------------- ---------------------------------
Communications                                 Lauren Brey
---------------------------------------------- ---------------------------------
Marketing/Branding                             John Fitts
---------------------------------------------- ---------------------------------
Strategic Business Development                 Jon Skelly
---------------------------------------------- ---------------------------------
Real Estate                                    George Urquiola
---------------------------------------------- ---------------------------------
Safety                                         Alan Shamblin
---------------------------------------------- ---------------------------------

                              [Hughes Supply logo]

                        HUGHES AND THE HOME DEPOT MERGER
                     GUIDELINES FOR CONDUCT PRIOR TO CLOSING
--------------------------------------------------------------------------------

           As you know, Hughes and The Home Depot have agreed to merge. However, before we close the deal, our companies must gain several government regulatory clearances. Therefore, until the time that we close, it is business as usual.

           The Home Depot is still our competitor. Until we complete the transaction, it is essential that everyone at Hughes maintain the same level of competition. To that end, we have compiled the following guidelines.

                  GUIDELINES FOR COMMUNICATIONS WITH CUSTOMERS:

     o Remember that until the transaction closes, The Home Depot is our competitor. Do not change or modify any competitive activity in anticipation of the transaction closing.

     o Do not refer customers to The Home Depot, or ask that The Home Depot customers refer to you or that they breach agreements in anticipation of closing the transaction.

     o Do not take any steps to allocate customers, integrate any operations, or influence The Home Depot's business decisions; and do not let The Home Depot influence your decisions.

     o Do not offer any terms, incentives, non-standard product packages, or cross-discounts in anticipation of closing the transaction.

     o Do not coordinate any pricing, bidding, production, promotions, or other practices, decisions or strategies with The Home Depot.

     o Do not say or imply to customers that Hughes and The Home Depot are coordinating activities. Do not imply to customers that you have insights into The Home Depots plans, other than what information is available publicly.

     o Do not provide or exchange information with anyone from The Home Depot. If you are asked to do so, please contact us so that we may coordinate proper planning activities through proper channels.

                  CONSULT LEGAL BEFORE:

     o    Participating in any meetings to discuss post-closing activities.

     o Disclosing or exchanging any confidential information with anyone other than Hughes employees or our attorneys.

     o    Communicating with your sales counterparts at The Home Depot.

     o Writing a document that could be connected with this transaction, because it may need to be provided to antitrust authorities.

If you have any questions about these guidelines, or if any questions arise in regard to a specific situation, please contact your Business or Functional Integration Team Leader, identified on the previous page, or if they are unavailable you may contact Arleen Llerandi, VP of Business Integration at 407.822.2989, or Ken Veneziano, VP and Deputy General Counsel at 407.822.2916.

January 13, 2006